UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 29, 2005
                                                   ---------------------

   GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing
    Agreement, dated as of September 1, 2005, relating to the First Franklin
                     Mortgage Loan Trust 2005-FF8, Mortgage
                  Pass-Through Certificates, Series 2005-FF8)
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware               333-127620-01              13-3387389
------------------------------ ------------------- -----------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)


   85 Broad Street, New York, New York                         10004
---------------------------------------------------  ---------------------------
 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (212) 902-1000
                                                   -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

      Item 8.01 of the Registrant's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on October 14, 2005 is hereby amended and restated in its entirety because the Pooling and Servicing Agreement attached as an exhibit to the Registrant's Form 8-K was not the correct version of such agreement.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for First Franklin Mortgage Loan Trust 2005-FF8, Mortgage Pass-Through Certificates, Series 2005-FF8. On September 29, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, National City Home Loan Services, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee, of First Franklin Mortgage Loan Trust 2005-FF8, Mortgage Pass-Through Certificates, Series 2005-FF8 (the "Certificates"), issued in twenty classes. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class R-1, Class R-2 and Class R-3 Certificates, with an aggregate initial class principal balance of $1,377,291,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of September 26, 2005, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements and Exhibits

      (c)   Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.          Description
            -------------------  -----------------------------------------
            4
                                 Pooling and Servicing Agreement, dated as of September 1, 2005, by and among the Company, as depositor, National City Home
                                 Loan Services, Inc., as servicer, and
                                 Deutsche Bank National Trust Company, as trustee.

SIGNATURES
----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 14, 2005                 GS MORTGAGE SECURITIES CORP.



                                         By: /s/ Michelle Gill
                                            -----------------------------------
                                            Name:  Michelle Gill
                                            Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                     Paper (P)
Item 601(a)                                                              or
of Regulation                                                        Electronic
S-K Exhibit No.       Description                                       (E)
---------------       -----------                                    ----------

4                                                                        E
                      Pooling and Servicing Agreement, dated as of September 1, 2005, by and among the Company, as depositor, National City Home Loan
                      Services, Inc., as servicer, and Deutsche
                      Bank National Trust Company, as trustee.